UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

REVOLVE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38927	46-1640160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12889 Moore Street Cerritos, California		90703
(Address of Principal Executive Offices)		(Zip Code)

(562) 677-9480

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, par value $0.001 per share	RVLV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Three proposals were submitted to the Company’s stockholders at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2025. The final voting results were as follows:

Proposal No. 1: Election of Directors

Based on the votes set forth below, the stockholders elected the individuals listed below as directors to serve on the Board of Directors of the Company, each to serve until the 2026 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael Karanikolas	327,597,321	16,610,277	2,474,266
Michael Mente	328,494,576	15,713,022	2,474,266
Melanie Cox	342,346,409	1,861,189	2,474,266
Jennifer Baxter Moser	343,694,724	512,874	2,474,266
Oana Ruxandra	343,696,818	510,780	2,474,266

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Based on the votes set forth below, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
346,434,273	229,258	18,333	—

Proposal No. 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

Based on the votes set forth below, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
343,910,023	267,592	29,983	2,474,266

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLVE GROUP, INC.

Date: June 9, 2025	By:	/s/ JESSE TIMMERMANS
Jesse Timmermans
Chief Financial Officer